UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 30, 2003


                               MOBILE NATION, INC.
               (Exact name of registrant as specified in charter)


            Nevada                                          68-0427395
(State of other jurisdiction of                          (I.R.S.Employer
incorporation or organization)                        Identification Number)


                                2475 Arden Street
                               Las Vegas, NV 89102
               (Address of Principal Executive Office) (Zip Code)


                                  702-292-1746
                (Registrant's Executive Office Telephone Number)

                              WOLFSTONE CORPORATION
                   18826 North Lower Sacramento Road, Suite E.
                              Woodbridge, CA 95258
               --------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Current management has discovered that previous management which operated the company under the name of FreeGolfStats.com had failed to complete all of the procedures necessary with the Nevada Secretary of State to complete their name change to FreeGolfStats.com from Wolfstone.

    Thus when the new management came in the name of the company was changed directly from Wolfstone to Mobile Nation, Inc. and all of the filings with the Secretary of State have been brought current under the name Mobile Nation, Inc.

    The current management also disavowes any press releases done between September 2002 and June 2003 as it is believed that that contained errors and omissions.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOBILE NATION, INC.

                                        By
                                           -----------------------------
                                            John Pretto, Secretary


Date: July 30, 1003